Filed under Securities Act Rule 497(a)
File No. 333-199962
Rule 482 ad.

MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC.
ANNOUNCES THE CLOSING OF ITS RIGHTS OFFERING

OLD BETHPAGE, NY, March 12, 2015, 5:01 P.M. — Millennium Investment & Acquisition Company, Inc. (OTCQB: SMCG) (“MIAC”) today announced the closing of its rights offering (the “Offer”) for the sale of up to 2,739,958 shares of MIAC’s common stock (“Shares”). The Offer commenced on February 24, 2015 and expired at 5:00 PM Eastern time on Monday, March 9, 2015 (the “Expiration Date”). The subscription price was $0.52 per Share (the “Subscription Price”), and was determined based on a formula equal to 90% of the average of the last reported sales prices of a Share on March 6, 2015 and each of the four (4) preceding trading days.

Pursuant to the Offer, each MIAC shareholder received one non-transferable right (“Right”) for every three shares held on January 26, 2015. Each Right entitled the holder to subscribe for one Share at the Subscription Price set forth above.  Holders of Rights who exercised their Rights in full  were also entitled to subscribe for additional shares pursuant to an over subscription privilege.

The offer was over-subscribed. Due to rounding of the over-subscription privilege, the total number of shares issued was 2,739,939 for total gross proceeds of $1,424,768.28.  Shares will be issued promptly after completion of shareholder payments and the pro rata allocation of Shares in respect of the over-subscription privilege applicable to the Offer.

MIAC is an internally managed, non-diversified, closed-end management investment company. Shares of closed-end funds frequently trade at a discount to net asset value. The price of MIAC’s Shares is determined by a number of factors, many of which are beyond the control of MIAC.

MIAC holds a minority interest in SMC Global, an India securities broker. In addition, MIAC has an agreement to acquire an activated carbon biomass production plant (the “Plant”) located in Kawaihae, Hawaii. After an investment of approximately $50 million, the Plant failed to achieve full commercial operations and generate profits and ceased operating in 2012, and its owner filed for bankruptcy. MIAC has entered into an agreement with the bankruptcy trustee to purchase the Plant for $1.3 million, which MIAC believes is a favorable price substantially below the Plant’s fair market value. MIAC intends to invest additional capital in order to complete the Plant and bring it to commercial operations. MIAC currently believes that the closing of its acquisition of the Plant will occur during the first quarter of 2015, although the closing is subject to conditions and there can be no assurance if and when these conditions will be met.

Investors should carefully consider MIAC’s investment objectives, risks, charges and expenses before deciding whether to invest in any of MIAC’s securities. MIAC’s filings with the Securities and Exchange Commission (the “SEC”), including the prospectus relating to the Offer, contain this and other information about MIAC. They can be found on file with the SEC and should be read carefully before making any investment decision.

This communication is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any state or jurisdiction in which such offer, solicitation or sale is not permitted.